Exhibit 99.4

                           GENERAL SECURITY AGREEMENT

            This General Security Agreement (this "AGREEMENT") is made this
18th day of October, 2001 by The New Power Company, a Delaware corporation (the "GRANTOR"), in favor of Enron North America Corp., a Delaware corporation, Enron Energy Services, Inc., a Delaware corporation and Enron Power Marketing, Inc., a Delaware corporation (each, a "SECURED PARTY" and collectively, the "SECURED PARTIES").

                                    RECITALS

            Grantor and the Secured Parties have previously entered into that certain Master Cross-Product Netting, Setoff, and Security Agreement dated as of March 14, 2001 (as heretofore amended by a First Amendment and a Second Amendment and as hereafter amended and in effect from time to time, the "MASTER NETTING AGREEMENT") and certain Underlying Master Agreements (as each has been heretofore modified, amended or restated).

            Since March 14, 2001, Grantor and the Secured Parties have continued to enter into new transactions under the Underlying Master Agreements and to provide security margin payments in accordance with the new requirements in the Master Netting Agreement which amended the separate collateral requirements under each Underlying Master Agreement.

            In accordance with the terms of the Master Netting Agreement, Grantor has posted $109,300,000 of collateral in the form of cash to the Secured Parties in order to satisfy Grantor's margin payment requirements to the Secured Parties.

            Pursuant to a letter dated September 26, 2001, the Secured Parties have requested Grantor to provide an additional $15,000,000 in collateral to the Secured Parties.

            Grantor and the Secured Parties have discussed how to enable Grantor to provide such collateral to the Secured Parties and to otherwise meet its obligations.

            The Secured Parties, have agreed to permit Grantor, for a limited time, to provide collateral in a form other than cash under the Master Netting Agreement in order to provide such additional collateral to the Secured Parties and to provide cash liquidity to Grantor, all on the terms and conditions provided for in that certain Second Amendment to Master Cross-Product Netting, Setoff, and Security Agreement dated as of date even herewith (the "SECOND AMENDMENT").

            Pursuant to the Second Amendment, certain of the modified collateral requirements of the Grantor to the Secured Parties have been incorporated in this Agreement.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Parties to permit the substitution of collateral other than as currently provided for in the Master Netting Agreement so that Grantor may
(i) satisfy its margin payments described above and (ii) have cash liquidity available, the Grantor hereby agrees as follows:


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            SECTION 1. DEFINED TERMS AND RELATED MATTERS.

            (a) The capitalized terms used herein which are defined in the Master Netting Agreement and not otherwise defined herein shall have the meanings specified in the Master Netting Agreement.

            (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

            (c) Unless otherwise defined herein, the terms defined in Articles 8 and 9 of the Uniform Commercial Code as enacted in the State of New York (the "CODE") are used herein as therein defined.

            (d) The following terms used in this Agreement are defined as follows:

                  "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

                  "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

                  "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

                  "SUBSIDIARY" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

            SECTION 2. GRANT OF SECURITY INTEREST. In order to satisfy Grantor's margin payments under the Master Netting Agreement, Grantor hereby assigns and pledges to the Secured Parties, and hereby grants to the Secured Parties a security interest in and an assignment of all of Grantor's right, title and interest in and to its property described in


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subsections (a) through (c) of this Section 2 (the "COLLATERAL"), whether now owned or hereafter acquired, and any rights, remedies or claims with respect to any thereof and any proceeds of any thereof:

            (a) All presently existing or hereafter acquired or created accounts, accounts receivable, contract rights, notes, drafts, acceptances, chattel paper, letters of credit and writings evidencing a monetary obligation or a security interest in goods (including, without limitation, electricity or natural gas), all rights to receive the payment of money or other considerations under present or future contracts (including, without limitation, all rights to receive payments under presently existing or hereafter acquired or created letters of credit) or by virtue of merchandise sold, services rendered, loans and advances made or other considerations given, whether or not earned by performance and whether or not evidenced by or set forth in or arising out of any present or future chattel paper, note, draft, acceptance, writing, bond, insurance policy, instrument, document or general intangible (to the extent that one or more of the Enron Parties is the counterparty under such arrangement that is a general intangible), and all extensions and renewals of any thereof, all rights under or arising out of present or future contracts, agreements or general intangibles, including all rights and payments under licensing agreements or arrangements (to the extent that one or more of the Enron Parties is the counterparty under such arrangement that is a general intangible), franchises, or permits, all right, title and interest in merchandise which gave rise to any or all of the foregoing, including all goods, electricity, or natural gas, all claims or causes of action now existing or hereafter arising in connection with or under any agreement or document or by operation of law or otherwise, all collateral security of any kind (including real property mortgages) given by any person with respect to any of the foregoing, including in any event, all accounts, instruments and chattel paper within the meaning of the Uniform Commercial Code in effect in any applicable jurisdiction, other than any other agreement, contract or instrument to which Grantor is a party (by operation of law or otherwise) (excluding any proceeds received by Grantor therefrom or accounts receivable with respect thereto) (i) which according to its terms is not expressly assignable or under which the grant of a security interest therein by Grantor hereunder would be expressly prohibited or would cause a breach or default thereof and (ii) for which consent to the transactions contemplated hereunder has not been obtained by Grantor (any and all of the foregoing being the "RECEIVABLES");

            (b) All right, title and interest of Grantor in and to all of its inventory in all of its forms, wherever located, now or hereafter existing and whether acquired by purchase, merger or otherwise and all raw materials (including without limitation any and all natural gas in storage, in pipelines, and any contracts for gas storage) and work in process therefor, including in any event all inventory within the meaning of the Uniform Commercial Code in effect in any applicable jurisdiction, goods in which Grantor has an interest in mass or a joint or other interest or right of any kind and goods which are returned to or repossessed by Grantor, and all accessions thereto and products thereof (collectively, the "INVENTORY");


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            (c) The proceeds, in cash or otherwise, of the Collateral described in the foregoing clauses (a) and (b) (whether or not such contracts, agreements or instruments are assignable hereunder) (including, without limitation, the proceeds of any sale or other disposition of such Collateral and all insurance proceeds of any kind paid at any time in connection with such Collateral), all liens (whether possessory, contractual, statutory or otherwise) with respect to such Collateral, and all rights, remedies and claims (whether in the nature of indemnities, warranties, guaranties or otherwise) of Grantor with respect to such Collateral, including without limitation, the right of Grantor to bring suit to enforce its rights with respect to such Collateral, in any case whether now existing or hereafter at any time or from time to time arising.

The inclusion of proceeds in this Agreement does not authorize Grantor to sell, dispose of or otherwise use the Collateral in any manner not specifically authorized hereby.

            SECTION 3. SECURITY FOR OBLIGATIONS. This Agreement secures the prompt and complete (a) payment of all obligations of Grantor to the Secured Parties now or hereafter existing under the Master Netting Agreement and each of the Underlying Master Agreements; and (b) performance and observance by Grantor of all covenants and conditions contained in the Master Netting Agreement and each of the Underlying Master Agreements (all such obligations, covenants and conditions described in the foregoing clauses (a) and (b), as applicable, whether for principal, interest, fees, expenses or otherwise, being hereinafter collectively referred to as the "OBLIGATIONS").

            SECTION 4. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed; (b) the exercise by any Secured Party of any of the rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and
(c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            SECTION 5. REPRESENTATIONS AND WARRANTIES; COVENANTS. Grantor hereby represents, warrants and covenants as follows:

            (a) The principal place of business and chief executive office of the Grantor is located at its address shown on SCHEDULE I. Grantor will give the Secured Parties thirty (30) days prior written notice of any change of the address of its principal place of business or chief executive office listed on SCHEDULE I.

            (b) All records concerning Grantor's Receivables and all originals of all Chattel Paper which evidence Receivables are and will remain located at Grantor's offices set forth on SCHEDULE I.


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            (c) All of the Inventory is located at the places specified in
      SCHEDULE II. Grantor will give the Secured Parties thirty (30) days prior written notice of any change of the location of the Inventory listed on
      SCHEDULE II.

            (d) Grantor is the lawful owner of good and marketable title to the Collateral free and clear of any lien other than statutory liens imposed without the consent of the Grantor and customary arrangements with regulated utilities in respect of routine charges for billing and collection services, and has the right and authority to grant a security interest in the Collateral.

            (e) This Agreement is, and all other documents and instruments executed in connection herewith, when delivered will be, legal, valid and binding obligations of Grantor in accordance with their respective terms, except as enforceability may be (i) limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and (ii) subject to the effect of general principles of equity.

            (f) Upon the making of all filings and the taking of all other actions necessary to perfect the security interests created hereby, this Agreement will create a valid first priority security interest in the Collateral securing the payment of the Obligations, subject to existing statutory liens imposed without the consent of the Grantor and to customary encumbrances in favor of regulated utilities for routine charges for billing and collection services.

            (g) Grantor will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or here-after acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Subsidiary may merge into Grantor in a transaction in which Grantor is the surviving corporation, (ii) any Subsidiary may merge into any other Subsidiary in a transaction in which the surviving entity is a Subsidiary, (iii) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to Grantor or to another Subsidiary and (iv) any Subsidiary may liquidate or dissolve if Grantor determines in good faith that such liquidation or dissolution is in the best interests of Grantor and is not materially disadvantageous to the Secured Parties.

            (h) Grantor will not, and will not permit any of its Subsidiaries to, (i) sell, encumber or otherwise transfer any of its Receivables except in the ordinary course of its business as currently conducted pursuant to existing electric and gas distribution contracts with regulated utilities in respect of billing and collection services that may be styled as a sale of Receivables but which create a Receivable to Grantor from such utility,


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      (ii) sell, encumber or otherwise transfer any of its property or assets other than its Inventory sold in the ordinary course of NewPower's business, and other than for encumbrances to regulated utilities for routine charges for billing and collection services (including the sale of Receivables pursuant to (i) above), or (iii) sell, lease or otherwise transfer to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to Grantor or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, or (b) transactions between or among Grantor and its wholly owned Subsidiaries not involving any other Affiliate.

            (i) Grantor will not pledge, encumber, hypothecate or grant a security interest in any cash or assets owned by Grantor other than in favor of the Secured Parties or as otherwise permitted under the Master Netting Agreement as amended.

            SECTION 6. FURTHER ASSURANCES.

            (a) The Grantor authorizes the Secured Parties to file financing statements (including without limitation Form UCC-1 or Form UCC-3, as the case may be) and such other security documents to be executed by Grantor in such offices and locations as are necessary in the opinion of the Secured Parties to perfect the security interests granted herein. Grantor further agrees that from time to time and at the expense of Grantor, Grantor will promptly execute and deliver all further instruments and documents, provide all further information and reports, and take all further action that may be reasonably necessary, or that the Secured Parties may reasonably request, in order to perfect and protect any security interests renewed and extended or granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder with respect to any of the Collateral.

            (b) Grantor authorizes the Secured Parties to file a carbon, photographic or other reproduction of this Agreement as a financing statement or to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor where permitted by law.

            (c) Grantor will cause to be paid prior to delinquency all taxes, charges, liens and assessments heretofore or hereafter levied or assessed against the Collateral, or any part thereof, or against the Secured Parties for or on account of the indebtedness secured hereby or the interest created by this Agreement, and will furnish Secured Parties with receipts or other satisfactory evidence showing payment of such taxes and assessments at least ten (10) days prior to the applicable default date therefor.

            (d) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned, or if any legal proceedings are instituted with respect thereto, Grantor will give prompt written notice thereof to Secured Parties and, at Grantor's own cost and


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      expense, will diligently endeavor to cure any defect which may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and the Secured Parties (whether or not named as a party to legal proceedings with respect thereto) are hereby authorized and empowered to take such additional steps as in their judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, titles, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be a demand obligation owing by Grantor to Secured Parties.

            (e) Grantor shall account fully and faithfully for and, if any Secured Party would otherwise be entitled under the Master Netting Agreement to and does so elect, shall promptly pay or turn over to such Secured Party, the proceeds in whatever form received from disposition in any manner of any of the Collateral, whether the indebtedness secured hereby is mature or not, the order and method of application to be the sole discretion of such Secured Party, except as otherwise specifically authorized herein. Grantor shall at all times keep the Collateral and its proceeds separate and distinct from other property of Grantor and shall keep accurate and complete records of the Collateral and its proceeds.

            (f) Grantor shall notify the Secured Parties promptly of (a) any lien, security interest, encumbrance or claim made or asserted against any of the Collateral other than customary arrangements with regulated utilities in respect of routine charges for billing and collection services; (b) any material change in the composition of the Collateral; and (c) the occurrence of any other event that could have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

            SECTION 7. INSURANCE. Grantor shall at its own expense maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers as is consistent with persons engaged in the same or similar lines of business.

            SECTION 8. CONTINUOUS PERFECTION. Grantor will not change its name, identity, tax identification number or structure in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of Section 9-506 of the Uniform Commercial Code in effect in any applicable jurisdiction (or any other then applicable provision of the Uniform Commercial Code or any other provision of law in effect in any applicable jurisdiction) unless Grantor shall have given the Secured Parties at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Secured Parties to amend such financing statement or continuation statement so that it is not seriously misleading.

            SECTION 9. TRANSFERS AND OTHER LIENS. Grantor shall not sell, assign or otherwise dispose of any of the Collateral except in the ordinary course of business or pursuant to customary arrangements with regulated utilities in respects of billing and collection services


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(including billing and collection services that may be styled as a sale of
Receivables but which create a Receivable to Grantor from such utility), or create or suffer to exist any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, upon or with respect to any of the Collateral except in favor of the Secured Parties.

            SECTION 10. SECURED PARTIES APPOINTED ATTORNEY-IN-FACT. Grantor hereby irrevocably appoints each Secured Party as Grantor's attorney-in-fact, effective upon any Default under the Master Netting Agreement, with full authority in the place and stead of Grantor and in the name of Grantor, such Secured Party or otherwise, from time to time in such Secured Party's discretion, to take any action and to execute any instrument which such Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

            (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for amounts due and to become due under or in respect of any of the Collateral,

            (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above, and

            (c) to file any claims or take any action or institute any proceedings which such Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of such Secured Party.

            SECTION 11. SECURED PARTIES MAY PERFORM. If Grantor fails to perform any agreement contained herein, any or all of the Secured Parties may, but shall not be obligated to, itself perform, or cause performance of, such agreement, and the reasonable expenses of such Secured Parties incurred in connection therewith shall be a demand obligation owing by Grantor to such Secured Parties.

            SECTION 12. THE SECURED PARTIES' DUTIES. The powers conferred on the Secured Parties hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Secured Parties to exercise any such powers. Except for the safe custody of any Collateral in their possession and the accounting for amounts actually received by it hereunder, the Secured Parties shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Each Secured Party agrees to act as the agent and bailee for each other Secured Party in respect of the Collateral and shall hold any Collateral both as a Secured Party and as agent and bailee of each other Secured Party.

            SECTION 13. DEFAULT; REMEDIES UPON DEFAULT.

      (a) Any one or more of the following shall constitute an "Event of Default" under this Agreement:


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            (i)   Any Default shall have occurred under the Master Netting
                  Agreement; or

            (ii) Any representation or warranty made or deemed made by or on behalf of the Grantor in or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or waiver hereunder, shall prove to have been incorrect in any material respect when made or deemed made; or

            (iii) The Grantor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any amendment or modification hereof or waiver hereunder or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any amendment or modification hereof or waiver hereunder; provided, however, that failure by Grantor to observe or perform any such covenant, condition, or agreement contained in Section 5(a) - (f) and Section 6 of this Agreement shall not constitute an Event of Default until Grantor's failure has continued for three Business Days after any officer of Grantor receives knowledge thereof and has not been cured within that time.

      (b) If an Event of Default shall have occurred hereunder:

            (i) Any or all of the Secured Parties may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral), and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of such Secured Parties forthwith, assemble all or part of the Collateral as directed by such Secured Parties and make it available to such Secured Parties at a place to be designated by such Secured Parties which is reasonably convenient to both parties and
                  (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of such Secured Parties' offices or else where, for cash, on credit or for future delivery, and upon such other terms as such Secured Parties may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. No Secured Party shall be obligated to make any sale of Collateral regardless of notice of sale having been given. Any or all of the Secured Parties may adjourn any public or private sale from time to time by announcement at the time and


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                  place fixed therefor, and such sale may, without further
                  notice, be made at the time and place to which it was so adjourned.

            (ii) Any cash held by any Secured Party as Collateral and all cash proceeds received by any Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of such Secured Party, be held by such Secured Party as collateral for, and/or then or at any time thereafter be applied in whole or in part by the Secured Parties against, all or any part of the Obligations in such order as the Secured Parties shall elect. Any surplus of such cash or cash proceeds held by any Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

            (iii) All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the secured indebtedness, or any part thereof, or otherwise benefiting the Secured Parties, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

            SECTION 12. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 13. ADDRESSES FOR NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, facsimile or cable communication) and mailed, telegraphed, transmitted, cabled or delivered, to each party hereto at its address set forth in the Master Netting Agreement or at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telexed, transmitted or cabled, be effective when deposited in the mails, delivered to the telegraph company, confirmed by telex answerback, transmitted by telecopier or delivered to the cable company, respectively.

            SECTION 14. SECURITY INTEREST ABSOLUTE. All rights of the Secured Parties, all obligations of Grantor hereunder and the security interests hereunder, shall, to the extent permitted by applicable law, be absolute and unconditional, irrespective of:


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            (a) any lack of validity or enforceability of the Master Netting
      Agreement or any of the Underlying Master Agreements or any other agreement or security document relating thereto or executed in connection with or pursuant thereto;

            (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Master Netting Agreement or any of the Underlying Master Agreements or any other agreement or security document relating thereto or executed in connection therewith;

            (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

            (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Grantor, or any other person that is a party to the Master Netting Agreement or any of the Underlying Master Agreements in respect of the Obligations.

            SECTION 15. CONTINUING SECURITY INTEREST. This Agreement creates a continuing security interest in the Collateral and shall (a) remain in full force and effect until the earlier of (i) payment in full of the Obligations, or
(ii) such time as the Replacement Collateral Period (as defined in the Second Amendment) has expired and Grantor has posted the full amount of all margin payments then required under the Master Netting Agreement in cash or other type of collateral permitted under the Master Netting Agreement, whereupon this Agreement shall terminate and be of no further force or effect (except for the obligation to release liens contained herein) and the Secured Parties will, upon reasonable request of Grantor, promptly file UCC-3 releases of the security interests granted herein; (b) be binding upon Grantor, its successors and assigns; and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Secured Parties may assign or otherwise transfer any of their rights under this Agreement to any other person in connection with any assignment permitted under any of the Underlying Master Agreements, and to the extent of such assignment or transfer such person shall thereupon become vested with all the benefits in respect thereof granted herein or otherwise to the Secured Parties. Upon payment in full of the Obligations, or the earlier expiration of the Replacement Collateral Period (as defined in the Second Amendment), subject to (x) any continuing rights of any of the Secured Parties to the enforcement of the Second Amendment and (y) posting of the full amount of all margin payments then required under the Master Netting Agreement in cash or other type of collateral permitted under the Master Netting Agreement, Grantor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof. The Secured Parties will cooperate with Grantor to effectuate any release of the security interests granted herein at any closing of a financing by Grantor to enable Grantor to post the full amount of all margin payments then required under the Master Netting Agreement in cash or other type of collateral permitted under the Master Netting Agreement.

            SECTION 16. WAIVER OF MARSHALLING. All rights of marshalling of assets of Grantor, including any such right with respect to the Collateral, are hereby waived by Grantor.

            SECTION 17. LIMITATION BY LAW. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

            SECTION 18. SEVERABILITY. The invalidity of any one or more covenants, phrases, clauses, sentences or paragraphs of this Agreement shall not affect the remaining portions of this Agreement, or any part thereof, and in case of any such invalidity, this Agreement shall be construed as if such invalid covenants, phrases, clauses, sentences or paragraphs had not been inserted.

            SECTION 19. CAPTIONS. The captions in this Agreement have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this Agreement.

            SECTION 20. NO WAIVER; REMEDIES. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            SECTION 21. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            SECTION 22. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with the substantive law of the State of New York (without reference to its choice of law doctrine) except with respect to the perfection and priority of liens, which shall be governed by, and construed in accordance with, the law specified by the applicable Uniform Commercial Code.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by its respective officer thereunto duly authorized as of the date first above written.

                                        THE NEW POWER COMPANY

                                        By: /s/ William I Jacobs
                                            ------------------------------------
                                        Name: William I Jacobs
                                              ----------------------------------
                                        Title: Managing Director and Chief
                                               Financial Officer
                                               ---------------------------------


                                        ENRON NORTH AMERICA CORP.

                                        By: /s/ William D. Duran
                                            ------------------------------------
                                        Name: William D. Duran
                                              ----------------------------------
                                        Title: Managing Director
                                               ---------------------------------


                                        ENRON ENERGY SERVICES, INC.

                                        By: /s/ David W. Delainey
                                            ------------------------------------
                                        Name: David W. Delainey
                                              ----------------------------------
                                        Title: Chairman and Chief Executive
                                               Officer
                                               ---------------------------------


                                        ENRON POWER MARKETING, INC.

                                        By: /s/ Ben F. Glisan, Jr.
                                            ------------------------------------
                                        Name: Ben F. Glisan, Jr.
                                              ----------------------------------
                                        Title: Managing Director, Finance and
                                               Treasurer
                                               ---------------------------------

                                   SCHEDULE I

                              The New Power Company
                             One Manhattanville Road
                               Purchase, NY 10577

                                   SCHEDULE II

                      STATES IN WHICH GRANTOR HAS INVENTORY

California
Georgia
Indiana
Maryland
Michigan
New Jersey
New York
Ohio
Pennsylvania
Texas
Virginia